Pacific Financial Group MUTUAL FUNDS

RiskPro® Aggressive 30+ Fund (the “Fund”) Class R Shares PFLWX

a series of Northern Lights Fund Trust

Supplement dated February 20, 2019 (the “Supplement”), to the Prospectus and Statement of Additional Information each dated August 28, 2018, as amended December 31, 2018.

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The Board of Trustees of Northern Lights Fund Trust has approved a change in the Fund’s investment policy to invest more than 80% of the Fund's assets in the SA Funds – Investment Trust (“Loring Ward Underlying Funds”). Effective 60 days from the date of the Supplement, the Fund will invest at least 50% of its assets in the Loring Ward Underlying Funds, and all references to the contrary in the Fund’s Prospectus and Statement of Information should be disregarded.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated August 28, 2018, as amended December 31, 2018. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-451-TPFG. Please retain this Supplement for future reference.